Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 19, 2022 (this “Amendment”), by and among the Lenders party hereto (including pursuant to a Borrower Assignment Agreement) (each, a “Consenting Lender”), The GEO Group, Inc. (“GEO”), GEO Corrections Holdings, Inc. (“Corrections”, and together with GEO, the “Borrowers”), and [***], as administrative agent for the Lenders under the Existing Credit Agreement and the Amended Credit Agreement, each referred to below (in such capacities, the “Administrative Agent”). Capitalized terms used but not defined herein have the meaning given to such terms in the Existing Credit Agreement.

WHEREAS, reference is made to the Third Amended and Restated Credit Agreement, dated as of March 23, 2017 (as amended pursuant to Amendment No. 1 dated as of April 30, 2018, Amendment No. 2 dated as of June 12, 2019, Amendment No. 3 dated November 5, 2020 and as further amended, restated, supplemented or otherwise modified prior to the Amendment Effective Time (as defined below), the “Existing Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrowers, the Lenders from time to time party thereto and the Administrative Agent;

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth in Section 1 below;

WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, such amendments require the consent of the Administrative Agent and the Required Lenders; and

WHEREAS, the Administrative Agent and the Consenting Lenders, which constitute Required Lenders under the Existing Credit Agreement, are willing to so amend the Existing Credit Agreement, in each case on the terms and conditions set forth herein.

NOW, THEREFORE, in good and valuable consideration for the promises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1. Amendments to the Existing Credit Agreement. Immediately upon the Amendment Effective Time (as defined below):

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“2028 Private Second Lien Notes” means the 9.500% senior secured second lien notes due 2028, issued by GEO in the aggregate principal amount of $239,142,000.

“2028 Public Second Lien Notes” means the 10.500% senior secured second lien notes due 2028, issued by GEO in the aggregate principal amount of $286,521,000.

“Second Lien Notes” means the 2028 Private Second Lien Notes and the 2028 Public Second Lien Notes.

“Senior Note Exchange Transactions” means (i) the exchange of certain 2023 Senior Notes and 2024 Senior Notes for 2028 Public Second Lien Notes, (ii) the exchange of certain 2026 Senior Notes for 2028 Private Second Lien Notes, (iii) the amendment of the 2023 Senior Notes Indenture, the 2024 Senior Notes Indenture and the 2026 Senior Notes Indenture as necessary or advisable to effect the transactions occurring on the date of issuance of the Second Lien Notes; ensure that all indebtedness, liens, restricted payments, investments and other transactions and matters permitted under the indentures governing the 2028 Public Second Lien Notes and the 2028 Private Second Lien Notes are also permitted under the 2023 Senior Notes Indenture, the 2024 Senior Notes Indenture and the 2026 Senior Notes Indenture; and generally to ensure that the 2023 Senior Notes Indenture, the 2024 Senior Notes Indenture and the 2026 Senior Notes Indenture are no more restrictive than the indentures governing the 2028 Public Second Lien Notes and the 2028 Private Second Lien Notes in any material respect.

(b) Article VI of the Existing Credit Agreement is hereby amended by adding the following sentence to the end thereof:

Notwithstanding anything in this Article VI to the contrary, the Borrowers and their Restricted Subsidiaries shall be permitted to: (i) incur the Indebtedness in respect of the Second Lien Notes; (ii) grant Liens securing obligations in respect of the Second Lien Notes, so long as such Liens are subject to an intercreditor agreement reasonably satisfactory to the Required Lenders, (iii) enter into indentures governing the Second Lien Notes and (iv) consummate the Senior Note Exchange Transactions.

2. Conditions to Amendment Effective Time. The effectiveness of this Amendment is contingent upon (i) satisfaction (or waiver in accordance with Section 4) of the conditions set forth in Section II of Annex I hereto and (ii) receipt by the Administrative Agent of fully compiled and executed counterparts of this Amendment (or, as applicable, a Borrower Assignment Agreement) duly executed by the Administrative Agent, the Required Lenders, and the Borrowers, in each case on the date hereof (the first time at which clauses (i) and (ii) are satisfied, the “Amendment Effective Time”).

3. Representations and Warranties. By its execution of this Amendment, each of the Borrowers hereby certifies that all of the representations and warranties of (i) the Borrowers set forth in Section I of Annex I hereto are true and correct in all respects and (ii) the Loan Parties set forth in the Loan Documents are true and correct in all material respects (provided that any such representations and warranties qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects), in each case under clauses (i) and (ii) as of the Amendment Effective Time (or, to the extent such representations and warranties referred to in clause (ii) specifically refer to an earlier date or time, as of such earlier date or time).

4. Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except with the express consent of each of the parties hereto.

5. Entire Agreement; References. This Amendment, the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, from the Amendment Effective Time, refer to the Amended Credit Agreement.

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6. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Amendment and any claim, controversy or dispute arising under or related to this Amendment, whether in tort, contract (at law or in equity) or otherwise, shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York and of the United States District Court for the Southern District of New York, in each case sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent or any Consenting Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Loan Parties or their respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to any Loan Document in any court referred to in Section 6(b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Sections 9.01 and 9.09(d) of the Existing Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by applicable law.

7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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8. Release. Each of GEO (for itself and on behalf of each of the Subsidiary Guarantors) and Corrections, in consideration of the Administrative Agent’s and each Consenting Lender’s execution and delivery of this Amendment and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which such Borrower (or such Subsidiary Guarantor) or any predecessor, successor or assign might otherwise have or may have against any Lender, the Administrative Agent or any of such Lender’s or the Administrative Agent’s present or former Affiliates, officers, directors, employees, attorneys or other representatives or agents on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Amendment Effective Time relating to the Loan Documents, this Amendment and/or the transactions contemplated thereby or hereby. The foregoing release shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Amendment, the Amended Credit Agreement, or any provision hereof or thereof.

9. Severability. Any term or provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment, and the invalidity of a particular term or provision in a particular jurisdiction shall not invalidate such term or provision in any other jurisdiction. If any term or provision of this Amendment is so broad as to be unenforceable, the term or provision shall be interpreted to be only so broad as would be enforceable.

10. Counterparts; Electronic Signature. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute a single agreement. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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11. Borrower Assignment Agreements. Each Term Lender executing this Amendment shall become a party hereto by delivering to the Administrative Agent (i) a counterpart of this Amendment duly executed by such Term Lender or (ii) a Borrower Assignment and Assumption Agreement (a “Borrower Assignment Agreement”) duly executed by such Term Lender and GEO, and, by executing this Amendment or a Borrower Assignment Agreement, each such Term Lender agrees to be bound by the provisions hereof as a Consenting Lender hereunder.

12. Loan Document. This Amendment constitutes a “Loan Document” for purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

[***], as the Administrative Agent and a Lender

By:
Name:
Title:

By:
Name:
Title:

[Amendment No. 4 to Third Amended and Restated Credit Agreement –

The GEO Group, Inc.]

THE GEO GROUP, INC.

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	Senior Vice President and Chief Financial Officer

GEO CORRECTIONS HOLDINGS, INC.

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	Senior Vice President and Chief Financial Officer

[Amendment No. 4 to Third Amended and Restated Credit Agreement –

The GEO Group, Inc.]

[•], as a Consenting Lender

By:
Name:
Title:

[Amendment No. 4 to Third Amended and Restated Credit Agreement –

The GEO Group, Inc.]

ANNEX I

TO AMENDMENT NO. 4

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

OTHER TERMS AND CONDITIONS

I. Additional Representations and Warranties of the Borrowers.

To induce the Consenting Lenders and the Administrative Agent to enter into this Amendment and to consent to the amendments to the Existing Credit Agreement contemplated hereby, the Borrowers hereby represent and warrant as of the Amendment Effective Time that:

1. Corporate Power; Authorization; Enforceable Obligations.

(a) Each Borrower is duly organized or incorporated and validly existing and has all the corporate or other organizational power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Amended Credit Agreement. Each Borrower has taken all necessary corporate or other action to authorize the execution and delivery of this Amendment and performance of this Amendment and the Amended Credit Agreement.

(b) This Amendment has been duly executed and delivered on behalf of each Borrower, and constitutes a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing.

2. No Event of Default. Immediately (x) before and (y) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3. No Legal Bar. The execution, delivery and performance of this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of GEO or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture or other agreement or instrument binding upon GEO or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by any such Person, or result in, termination, cancellation or acceleration of any obligation thereunder and (d) will not result in the creation or imposition of any Lien on any asset of GEO or any of its Subsidiaries (other than any Liens created under or permitted by the Loan Documents), except (in the case of each of clauses (a), (b) and (c) of this paragraph) to the extent that the failure to obtain or make such consent, approval, registration, filing or action, or such violation, as the case may be, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Annex I-1

4. Solvency. GEO and its Subsidiaries are (when taken as a whole on a consolidated basis), and immediately after giving effect this Amendment will be, Solvent.

5. Beneficial Ownership Certification. As of the Amendment Effective Time, to the best knowledge of GEO, the information included in the Beneficial Ownership Certification provided on (or as of) the date hereof to the Administrative Agent or any Lender in connection with this Amendment is true and correct in all respects.

II. Conditions to the Amendment Effective Time.

In addition to the other conditions set forth in this Amendment and this Annex, the agreement of each Consenting Lender is subject to the satisfaction (or waiver in accordance with Section 4 of this Amendment) of the following conditions precedent:

(a) The Administrative Agent shall have received a certificate, dated the date hereof and signed by the President, a Vice President or a Financial Officer of GEO, providing certifications to the effect that, on and as of the date hereof (including at the Amendment Effective Time), (i) the representations and warranties of each Loan Party set forth in this Amendment and each other Loan Document are true and correct in all material respects (provided that any such representations and warranties qualified as to materiality, Material Adverse Effect or similar language are true and correct in all respects), as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (ii) no Default has occurred and is continuing.

(b) The Administrative Agent (and any of its Affiliates) shall have received all fees and other amounts previously agreed in writing by GEO and the Administrative Agent (or any of its Affiliates) to be due and payable on or prior to the Amendment Effective Time, as applicable, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document.

(c) The Administrative Agent shall have received all documentation and other information about the Loan Parties requested in connection with applicable “know your customer” and AML Laws, including the Patriot Act and the Beneficial Ownership Regulation (and including a Beneficial Ownership Certification), that in each case has been reasonably requested by the Administrative Agent or any Lender in writing prior to the Amendment Effective Time.

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Annex I-2